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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CACHE, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018
(212) 575-3200

                                , 2013

Dear Shareholder:

        On behalf of the officers and directors of Cache, Inc. (the "Company"), you are cordially invited to attend a Special Meeting of shareholders of Cache, Inc., to be held at 10:00 a.m., local time, on                        , 2013, at the offices of Schulte Roth and Zabel LLP at 919 Third Avenue, New York, New York, 10022.

        On February 5, 2013, we entered into an Investment Agreement (the "Backstop and Investment Agreement"), which will provide additional capital to the Company. Pursuant to the Backstop and Investment Agreement, we agreed to commence a rights offering, under which we will distribute transferable subscription rights to our shareholders, pro rata and at no cost, entitling them to purchase additional shares of our common stock at a price of $1.65 per share. In addition, the other parties to the Backstop and Investment Agreement, to the extent provided for in that agreement, will (1) purchase from us (outside of the rights offering) a number of shares of our common stock equal to their pro rata portion of the shares of common stock to be offered in the rights offering, (2) backstop the rights offering and (3) purchase from us additional shares of our common stock, in each case, at a price of $1.65 per share. If our shareholders approve the proposals contained in the accompanying Proxy Statement, we will issue at least an additional 4,848,484 shares of our common stock and raise at least $8.0 million of gross proceeds, with a maximum issuance of 8,400,788 shares of common stock for total gross proceeds of approximately $13.9 million. These transactions are described in more detail in the accompanying Proxy Statement.

        The rights offering and the other issuances contemplated by the Backstop and Investment Agreement are intended to provide the Company with the financial resources to return to profitability and growth under the leadership of Jay Margolis, who became the Chief Executive Officer and Chairman of the Board of Directors of the Company on February 5, 2013. Pursuant to the Employment Agreement that the Company entered into with Mr. Margolis on February 5, 2013, if the shareholders of the Company do not approve the issuances of shares in the rights offering and under the Backstop and Investment Agreement on or before July 5, 2013, then Mr. Margolis may resign from his positions with the Company. If the rights offering is not approved by our shareholders, neither Mr. Margolis nor the other Investors (as defined below) will purchase any shares of our common stock pursuant to the Backstop and Investment Agreement.

        The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes a proposal to approve the issuance by us of shares of our common stock in the rights offering and under the Backstop and Investment Agreement in accordance with the shareholder approval requirements of NASDAQ Listing Rule 5635.

        The Board of Directors unanimously recommends that shareholders vote in favor of the proposals. We strongly encourage all shareholders to participate by voting their shares by proxy whether or not they plan to attend the Special Meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Special Meeting, you may still vote in person.

Sincerely,
Margaret J. Feeney Executive Vice President and Chief Financial Officer

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD                                    , 2013

TO THE SHAREHOLDERS:

        A Special Meeting of the shareholders of Cache, Inc. (the "Company") will be held on                        , 2013 at 10:00 a.m., local time, at the offices of Schulte Roth and Zabel LLP at 919 Third Avenue, New York, New York 10022, for the purpose of considering and acting upon the following proposals, as set forth in the accompanying Proxy Statement:

  1.
  To approve the issuance, including for purposes of NASDAQ Listing Rule 5635, of up to 8,400,788 shares of the Company's common stock at a purchase price of $1.65 per share in the Rights Offering (as defined in the accompanying Proxy Statement) and pursuant to a Backstop and Investment Agreement entered into by the Company, including the shares to be issued in the Rights Offering and the Pro Rata Shares, the Backstop Shares and the Additional Shares (each as defined in the accompanying Proxy Statement), and the consummation of the transactions contemplated by such Agreement; and

  2.
  To grant the proxy holders discretionary authority to vote to adjourn the Special Meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the Special Meeting to approve the proposals that may be considered and acted upon at the Special Meeting.

        After careful consideration our Board of Directors has unanimously approved the Rights Offering and the transactions contemplated by this Backstop and Investment Agreement, including the issuance of shares in this Rights Offering and these Pro Rata Shares, these Backstop Shares and these Additional Shares, and recommends that you vote "FOR" the approval of these issuances of shares of our common stock pursuant to proposal 1.

        Only holders of record at the close of business on                        , 2013 of our outstanding common stock, par value $0.01 per share, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

        Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of common stock and delivering it to the Secretary of the Company, or by attending and voting at the Special Meeting.

        You are cordially invited to attend.

By Order of the Board of Directors,
Victor J. Coster Secretary

                        , 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on                        , 2013:

        Our Proxy Statement is attached. We urge you to read the Proxy Statement carefully before you decide how to vote. Under rules adopted by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a form of proxy, and by notifying you of the availability of our proxy materials on the Internet. The proxy materials are available at http://www.cstproxy.com/cache/sm2013.

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

PROXY STATEMENT

        Accompanying this Proxy Statement is a Notice of Special Meeting and a form of Proxy for the meeting described in such notice (the "Special Meeting") solicited by the Board of Directors of Cache, Inc. (the "Board"). The Board has fixed the close of business on                        , 2013 as the record date (the "Record Date") for the determination of shareholders who are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. This Proxy Statement and the accompanying Notice of Special Meeting and form of Proxy are being sent to the shareholders of the Company on or about                        , 2013. In this Proxy Statement, unless otherwise indicated by the context, "we," "us," "our" and the "Company" refer to Cache, Inc.

        In accordance with the rules of the Securities and Exchange Commission (the "SEC"), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a form of Proxy, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement is available at http://www.cstproxy.com/cache/sm2013.

        Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. At the close of business on the Record Date, the Company had issued and outstanding                shares of common stock, par value $0.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote at the Special Meeting. Shareholders do not have cumulative voting rights.

        A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a Proxy).

        The presence of a quorum is required for the Special Meeting, which is defined as a majority of the votes entitled to be cast at the meeting. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum has been reached, but will not be counted as voting in favor of or against the relevant proposal.

        Assuming the existence of a quorum, each of the proposals will be approved if the votes cast for approval of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on the proposals. Boxes and a designated blank space are provided on the proxy card for shareholders to mark whether they wish to vote "for" or "against" or "abstain" from voting on the proposals.

        The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise.

        We will file with the Securities and Exchange Commission a current report on Form 8-K with the voting results of the Special Meeting.

        IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

 QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the Special Meeting?

        The purpose of the Special Meeting is to consider and act upon a proposal to approve, including for purposes of NASDAQ Listing Rule 5635, the issuance of up to 8,400,788 shares of Common Stock at a purchase price of $1.65 per share in the Rights Offering (as defined below) and pursuant to the Backstop and Investment Agreement (as defined below), including the shares to be issued in such Rights Offering and the Pro Rata Shares, the Backstop Shares and the Additional Shares (each, as defined below), and the consummation of the transactions contemplated by such agreement.

Why does the Company wish to complete the Rights Offering and the other transactions contemplated by the Backstop and Investment Agreement?

        Like many other retailers across the United States, the Company has been significantly affected by the severe economic downturn that began in 2008. Despite changes to its sourcing, merchandise assortments and pricing structure, and enhancements to the Company's online presence, the Company's business and its liquidity have suffered. As a result of its performance since 2008, the Company's cash and cash equivalents and marketable securities have declined from $50.1 million at December 29, 2007 to $13.4 million at September 29, 2012.

        As part of its efforts to maximize shareholder value, the Company and the Board have reviewed and considered various strategic alternatives, including a sale of the Company and senior-level hires. Through the Company's consideration of strategic alternatives, Jay Margolis was introduced to the Company. Pursuant to the Backstop and Investment Agreement, certain investors agreed to provide additional capital to the Company in order to provide the Company with the financial resources that it believes will enable it to return to profitability and growth under the leadership of Mr. Margolis.

        If the Company is unable to complete the Rights Offering and other related transactions, such failure could materially and adversely affect the Company's business, financial results and prospects. However, we cannot assure you that the capital raised through the Rights Offering and other related transactions will be sufficient for the intended purposes.

How do you obtain admission to the Special Meeting?

        Shareholders of Record.    Shareholders of record must bring a government-issued photo identification card to gain admission to the Special Meeting.

        Street Name Holders.    To obtain admission to the Special Meeting, a street name holder must (1) bring a government-issued photo identification card and (2) ask his or her broker or bank for a legal proxy and must bring that legal proxy with him or her to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the Special Meeting. However, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name, and you are issued a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Special Meeting and vote in person.

What different methods can you use to vote?

        By Written Proxy.    Shareholders who elect to receive their proxy materials by mail may vote by mailing the written proxy card.

        By Telephone and Internet Proxy.    All shareholders of record may also vote by telephone from the U.S., using the toll-free telephone number provided on the proxy card or by the Internet, using the procedures and instructions described on the proxy card. Street name holders may vote by telephone or the Internet if their bank, broker, or other shareholder of record makes those methods available. If that is the case, the bank, broker, or other shareholder of record will enclose the instructions with the Proxy Statement or other notice of the meeting. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate shareholders' identities, allow shareholders to vote their shares, and confirm that their instructions have been properly recorded.

        In Person.    All shareholders may vote in person at the meeting (unless they are street name holders without a legal proxy, as described above).

What is the Record Date and what does it mean?

        The Record Date is                        , 2013. The Record Date was established by the Board as required by Florida law. Our shareholders of record at the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote their shares at the meeting.

How many votes do I have?

        You will be entitled to one vote at the Special Meeting for each outstanding share of our Common Stock you own as of the Record Date. As of the Record Date, there were                shares of Common Stock issued and outstanding and eligible to vote.

What are my voting choices for proposals 1 and 2, and what vote is needed to approve proposals 1 and 2?

        For the vote to approve proposals 1 and 2, you may vote "FOR" or "AGAINST" either or both proposal(s) or you may abstain from voting with respect to either or both proposal(s).

        Assuming the existence of a quorum, each of the proposals will be approved if the votes cast for approval of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on the proposals. The Board recommends a vote "FOR" each of proposals 1 and 2.

        Consummation of the Rights Offering (as defined below) and other transactions contemplated by the Backstop and Investment Agreement (as defined below) is dependent on the approval of proposal 1. Pursuant to this Backstop and Investment Agreement, each of MFP Partners (as defined below), and Mill Road (as defined below) has agreed to vote (or cause to be voted) the shares of Common Stock owned by them and their affiliates in favor of proposal 1 at the Special Meeting. Pursuant to the Voting and Standstill Agreements (as defined below), each of Thomas E. Reinckens and Andrew M. Saul agreed to vote (or cause to be voted) any and all shares of Common Stock owned by them and their affiliates in favor of proposal 1 at the Special Meeting.

What if a shareholder does not specify a choice for a proposal when returning a proxy card?

        Shareholders should specify their choice for each proposal described on the proxy card, if they receive one. However, proxy cards that are signed and returned will be voted "FOR" proposals described in this Proxy Statement for which no specific instructions are given.

How are broker non-votes counted?

        When a broker returns a proxy or voting instructions, but has not received voting instructions from its customer with respect to any proposal and does not vote with respect to such proposal, those shares will be counted as present for purposes of determining the existence of a quorum but will not be counted as voting in favor or against the relevant proposal. As such, broker non-votes will have no effect on the outcome of the vote on the proposals.

If the Rights Offering and related transactions are approved by the shareholders, am I required to exercise the rights I receive in the Rights Offering?

        No. If the Rights Offering and related transactions are approved, you may exercise any number of the subscription rights you receive in the Rights Offering, or you may choose not to exercise any of these rights.

Where can I find the voting results of the Special Meeting?

        We intend to announce the preliminary voting results at the Special Meeting and publish the final results in a Current Report on Form 8-K following the meeting.

Whom should I contact if I have other questions?

        If you have other questions or need assistance, please contact the transfer agent, Continental Stock Transfer & Trust Company, by telephone at 917-262-2373, or by email at proxy@continentalstock.com.

 Proposal 1

        TO APPROVE THE ISSUANCE, INCLUDING FOR PURPOSES OF NASDAQ LISTING RULE 5635, OF UP TO 8,400,788 SHARES OF COMMON STOCK AT A PURCHASE PRICE OF $1.65 PER SHARE PURSUANT TO THE RIGHTS OFFERING AND BACKSTOP AND INVESTMENT AGREEMENT, INCLUDING THE SHARES TO BE ISSUED IN THE RIGHTS OFFERING AND THE PRO RATA SHARES, THE BACKSTOP SHARES AND THE ADDITIONAL SHARES (EACH AS DEFINED HEREIN), AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY SUCH AGREEMENT

Overview

        On February 5, 2013, the Company entered into an Investment Agreement (the "Backstop and Investment Agreement") with MFP Partners, L.P. ("MFP Partners"), Mill Road Capital, L.P. ("Mill Road") and Jay Margolis (collectively, the "Investors"). MFP Partners and Mill Road are shareholders of the Company. Mr. Margolis was appointed Chief Executive Officer and Chairman of the Board of the Company on February 5, 2013. Pursuant to the Backstop and Investment Agreement, the Company has agreed to commence an $8.0 million rights offering (the "Rights Offering") of the Common Stock and to sell outside of the Rights Offering additional shares of Common Stock to the Investors, and the Investors have agreed to purchase additional shares of Common Stock from the Company, in each case as described in more detail below.

        Under the terms of the Rights Offering, the Company will distribute, to the holders of its Common Stock, pro rata and at no cost to such holders, as of a record date to be determined by the Company's Board of Directors (the "Rights Offering Record Date"), a fixed number of transferable subscription rights for each share of Common Stock owned on the Record Date. Each whole right will entitle the holder to purchase one share of Common Stock. The Company determined the ratio of the subscription rights each shareholder will receive per share by dividing the proposed gross proceed amount of $8.0 million by the Subscription Price (as defined below) to determine the number of shares to be issued in the Rights Offering, then dividing that number of shares by the number of shares outstanding on the date of the Backstop and Investment Agreement. This ratio will be referred to herein as the "Rights Ratio. "The Rights Ratio rounded to three decimal places is 0.374. These subscription rights, if exercised in full, will provide gross proceeds to the Company of $8.0 million. In addition, holders of these rights who fully exercise their basic subscription rights will be entitled to over-subscribe for additional shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering (up to the number of shares purchased under the holder's basic subscription right). For purposes of determining these over-subscription rights and the Investors' commitment to purchase Backstop Shares (as defined below), the number of shares that remain unsubscribed at the expiration of the Rights Offering will be reduced by the number of Pro Rata Shares (as defined below) purchased by the Investors pursuant to the Backstop and Investment Agreement. The subscription price for the shares to be offered in the Rights Offering will be $1.65 per share (the "Subscription Price"). The Company has applied to list the rights on The NASDAQ Global Select Market ("NASDAQ"). Pursuant to the Backstop and Investment Agreement (outside of the Rights Offering), (i) MFP Partners and Mill Road have each severally and not jointly agreed to purchase from us a number of shares of Common Stock equal to their respective pro rata portion of the shares of Common Stock to be offered in the Rights Offering, (ii) each of the Investors has agreed, severally and not jointly, to purchase from us a specified portion of any and all unsubscribed shares (after being reduced by the amount of Pro Rata Shares, as described above) in the Rights Offering, and (iii) Mill Road and Mr. Margolis have each agreed to purchase from us additional shares of Common Stock so that the total purchase price of shares of our Common Stock purchased by Mill Road and Mr. Margolis pursuant to the Backstop and Investment Agreement are $3.5 million and $1.0 million, respectively, in each case as further described below. The purchase price for each of these purchases by the Investors, all of which will be made outside of the Rights Offering, will be equal to the Subscription Price. We are not requiring a minimum subscription to complete the Rights Offering.

Agreements Relating to the Rights Offering and Related Transactions

        This section summarizes certain agreements that we entered into in connection with the Rights Offering and the related transactions. These agreements include the Backstop and Investment Agreement, the Voting Agreement (as defined below), the Voting and Standstill Agreements, and the Employment Agreement (as defined below), which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.6, respectively, to our Current Report on Form 8-K filed on February 8, 2013. In addition, at the closing of the Rights Offering, the Company, MFP Partners and Mill Road will enter into the Registration Rights Agreement (as defined below), which is also summarized in this section and is attached as Exhibit A to Exhibit 10.1 to such Current Report. These descriptions of certain terms of these agreements are qualified in their entirety by reference to the text of such agreements. You should read the following summary together with these documents. For more information about accessing the information we file with the SEC, please see "Where You Can Find More Information" below.

        You should carefully read this entire Proxy Statement and the other documents that are incorporated by reference herein. We have not authorized any persons to give any information or to make any representations other than the information and statements included in or incorporated by reference in this Proxy Statement. The information contained or incorporated by reference in this Proxy Statement is correct only as of the date of this Proxy Statement, regardless of the date it is delivered.

        This Proxy Statement is not an offer to sell or the solicitation of an offer to buy shares of our Common Stock or any other securities. Offers and sales of shares issued upon exercise of the rights in the Rights Offering will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and conditions set forth in such prospectus. A registration statement in connection with the Rights Offering was filed with the SEC on Form S-3 on February 20, 2013.

Backstop and Investment Agreement

        Subject to the terms and conditions of the Backstop and Investment Agreement (outside of the Rights Offering): (i) each of MFP Partners and Mill Road has, severally and not jointly, agreed to purchase from us, at a price per share equal to the Subscription Price, a number of shares of Common Stock (collectively, the "Pro Rata Shares") equal to its pro rata share of the shares of Common Stock offered in the Rights Offering; (ii) each of the Investors has agreed, severally and not jointly, to backstop the Rights Offering by purchasing from the Company additional shares of Common Stock (the "Backstop Shares"), so that the gross proceeds from the Rights Offering, the Pro Rata Shares and the Backstop Shares will be $8.0 million, which Backstop Shares are allocated among the Investors as further set forth in the Backstop and Investment Agreement; and (iii) each of Mill Road and Mr. Margolis has, severally and not jointly, agreed to purchase additional shares of Common Stock (the "Additional Shares") in an amount sufficient to enable them to acquire an aggregate of $3.5 million and $1.0 million of Common Stock, respectively, to the extent they are not able to acquire such amounts otherwise pursuant to the Backstop and Investment Agreement. The sale of the Pro Rata Shares, the Backstop Shares and the Additional Shares to MFP Partners and Mill Road is not contingent upon the exercise by MFP Partners and Mill Road of their basic subscription rights in the Rights Offering and the rights of MFP Partners and Mill Road will be transferable in the same manner as the rights held by other holders of Common Stock. MFP Partners and Mill Road may trade or exercise any subscription rights acquired by them, whether directly from us or in the open market, in the Rights Offering, and any exercise by Mill Road and/or MFP Partners of any of these subscription rights will not affect the number of Pro Rata Shares or Additional Shares either of them purchase pursuant to the Investment and Backstop Agreement. The price per share to be paid by MFP Partners,

Mill Road and Mr. Margolis for the Pro Rata Shares, the Backstop Shares and the Additional Shares will be equal to the Subscription Price.

        The closing of the transactions contemplated by the Backstop and Investment Agreement is subject to satisfaction or waiver of certain conditions set forth in that Agreement, including, without limitation: (i) approval by the Company's shareholders of the issuance of shares in the Rights Offering and pursuant to the Backstop and Investment Agreement; (ii) the receipt by the Company of gross proceeds in connection with the issuance of shares in the Rights Offering and otherwise under the Backstop and Investment Agreement of at least $8.0 million; (iii) the effectiveness of the registration statement relating to the Rights Offering (the "Rights Offering Registration Statement"); and (iv) the absence of any changes or events that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect (as defined in the Backstop and Investment Agreement) with respect to the Company.

        Pursuant to the Backstop and Investment Agreement, each of MFP Partners and Mill Road, which, as of the Record Date, beneficially owned approximately 17.0% and 3.2% of our shares, respectively, has agreed to vote (or cause to be voted) the shares of Common Stock owned by them in favor of proposal 1 at the Special Meeting.

        The Backstop and Investment Agreement may be terminated at any time prior to the closing of the Rights Offering and the other issuances of Common Stock contemplated by the Backstop and Investment Agreement as follows:

  •
  by mutual written agreement of the Company, on the one hand, and both of MFP Partners and Mill Road, on the other hand;

  •
  by each of the Investors, with respect to such party and without the consent of any other party, under the following circumstances: (i) if there is a breach by the Company of any covenant or representation or warranty that would cause the failure to satisfy a closing condition and is not capable of being cured by July 4, 2013; (ii) if any event results in a failure to satisfy a closing condition that is not capable of being cured by July 4, 2013; (iii) if the Rights Offering Registration Statement has not been declared effective by the SEC by July 4, 2013; (iv) if any other party (other than the Company) terminates the Backstop and Investment Agreement with respect to itself; or (v) if the closing has not occurred by July 4, 2013; or

  •
  by the Company under the following circumstances: (i) if there is a breach by any of the Investors of any covenant or representation or warranty that would cause the failure to satisfy a closing condition and is not capable of cure by July 4, 2013; or (ii) if any event results in a failure to satisfy a closing condition that is not capable of being cured by July 4, 2013.

        The Company also has agreed to pay the reasonable transaction expenses of each of MFP Partners, Mill Road and Mr. Margolis in connection with the transactions contemplated by the Backstop and Investment Agreement, including, in certain circumstances, if the Backstop and Investment Agreement is terminated.

        The Company has agreed to indemnify the Investors and their affiliates and their respective officers, directors, members, partners, employees, agents and controlling persons for losses arising out of the Rights Offering, the Backstop and Investment Agreement or any of the transactions contemplated by such agreement, subject to limited exceptions.

        The Company is required pursuant to the Backstop and Investment Agreement to file, within a specified time period, a shelf registration statement (the "Resale Registration Statement") on Form S-3, registering offers and sales of the shares acquired by the Investors pursuant to the Backstop and Investment Agreement.

        In addition, the Company agreed to enter into a Registration Rights Agreement (the "Registration Rights Agreement") with each of MFP Partners and Mill Road upon the closing of the Rights Offering and the issuances contemplated by the Backstop and Investment Agreement, the form of which is attached as an exhibit to the Backstop and Investment Agreement. Pursuant to the Registration Rights Agreement, and subject to the limitations contained therein, MFP Partners and Mill Road each will have the right to require us to (i) file registration statements covering the resale of their shares on two occasions, (ii) file a shelf registration statement for the sale of their shares over time which will count as one of the demands described in subsection (i), and (iii) register for resale any shares of Common Stock held by them on registration statements that we otherwise file. The Resale Registration Statement will not constitute a demand registration for purposes of the Registration Rights Agreement. Under the terms of the Registration Rights Agreement, we will be required to pay all registration expenses in connection with any demand or shelf registration.

Voting Agreement

        On February 5, 2013, the Company, MFP Partners and Mill Road entered into a Voting Agreement (the "Voting Agreement"). The Voting Agreement provides that, on the day prior to the Special Meeting, two directors of the Company will be requested to resign from the Board and each of Michael F. Price, who is the managing partner of MFP Partners, and an individual designated by Mill Road (in consultation with MFP Partners) will be appointed to fill the vacancies created thereby; provided that each of MFP Partners and Mill Road may elect to defer such appointment of its respective designee to a later date. In addition, the Voting Agreement provides, among other things, that at the Company's 2013 annual meeting of shareholders, two individuals designated by MFP Partners (one of whom will be designated by MFP Partners in consultation with Mill Road and neither of whom will be an individual who served as a director of the Company prior to the date of the Voting Agreement) and one individual designated by Mill Road will be nominated for election to the Board, and each of MFP Partners and Mill Road will vote all of its shares of Common Stock in favor of the election of such individuals to the Board, in each case, subject to the terms of the Voting Agreement. The Voting Agreement provides that, effective immediately upon the earliest date on which Michael F. Price or a designee of Mill Road is elected as one of our directors pursuant to the Voting Agreement, each committee of the Board is required to include each such director, to the extent permitted by applicable law and the NASDAQ Marketplace Rules. Pursuant to the Voting Agreement, the Company, the Board and the Nominating and Governance Committee of the Board are required to (i) nominate the persons designated by MFP Partners and Mill Road to serve on the Board at the 2013 annual meeting of our shareholders or any special meeting that is held in lieu of the 2013 annual meeting of our shareholders and (ii) use all commercially reasonable efforts to cause the election of the persons so nominated.

        The Voting Agreement provides that nothing therein shall be deemed to limit or restrict any director or officer of the Company from exercising his or her fiduciary duties in accordance with applicable law. The term of the Voting Agreement expires immediately following the 2013 annual meeting of the shareholders, unless earlier terminated in accordance with its terms.

Voting and Standstill Agreements

        On February 5, 2013, (i) Thomas E. Reinckens, who resigned as Chairman of the Board and Chief Executive Officer effective as of February 5, 2013, and the Company entered into a Voting and Standstill Letter Agreement (the "Reinckens Voting and Standstill Agreement") and (ii) Andrew M. Saul, a director of the Company, and the Company entered into a Voting, Standstill and Indemnification Letter Agreement (the "Saul Voting, Standstill and Indemnification Letter Agreement" and, together with the Reinckens Voting and Standstill Agreement, the "Voting and Standstill Agreements") pursuant to which each of Mr. Reinckens and Mr. Saul agreed (i) to vote any and all shares of Common Stock owned by them or their affiliates in favor of proposal 1 under this Proxy Statement and (ii) not to transfer any such shares until the earlier of (x) two trading days following the closing date of the issuance of shares in the Rights Offering and under the Backstop and Investment Agreement and (y) thirty days following the termination of the Backstop and Investment Agreement. In addition, Mr. Saul agreed, pursuant to the Saul Voting, Standstill and Indemnification Letter Agreement, not to stand for re-election at the 2013 annual meeting of the shareholders and to indemnify MFP Partners, Mill Road and Mr. Margolis from certain matters related to the Backstop and Investment Agreement. The foregoing indemnity is subject to certain limitations.

Employment Agreement with Mr. Margolis

        On February 5, 2013, Mr. Margolis and the Company entered into an Employment Agreement (the "Employment Agreement"). Under the Employment Agreement, Mr. Margolis will serve as Chief Executive Officer and Chairman of the Board. The Employment Agreement provides that if the shareholders of the Company do not approve the issuances of shares in the Rights Offering and under the Backstop and Investment Agreement on or before July 5, 2013, then Mr. Margolis may resign from his positions with the Company. If the Rights Offering is not approved by our shareholders, neither Mr. Margolis nor the other Investors will purchase any shares of our Common Stock pursuant to the Backstop and Investment Agreement.

Reason for Seeking Shareholder Approval

        Because the Common Stock is listed on The NASDAQ Global Select Market, we are subject to NASDAQ's rules and regulations. NASDAQ Listing Rule 5635(d) requires shareholder approval prior to the issuance of common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of the book value or market value of the stock unless the transaction constitutes a public offering.

        NASDAQ Listing Rule 5635(d) exempts right offerings. However, since the Company has agreed to issue to the Investors the Pro Rata Shares, the Backstop Shares and the Additional Shares, those issuances may require approval under NASDAQ Listing Rule 5635(d).

        In addition, NASDAQ Listing Rule 5635(b) requires listed companies to obtain shareholder approval prior to the issuance of securities when an issuance or a potential issuance would result in a "change of control" as defined by NASDAQ. NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a "change of control" for purposes of Rule 5635(b). Pursuant to the transactions contemplated by the Backstop and Investment Agreement, it is possible that MFP Partners may acquire 20% or more of the voting power of the Company. Furthermore, as a result of the Voting Agreement, MFP Partners and Mill Road may be deemed to be a group.

        Accordingly, the Company is seeking shareholder approval of the issuances contemplated by the Backstop and Investment Agreement under NASDAQ Listing Rules 5635(b) and 5635(d).

        Additionally, pursuant to the Employment Agreement, if the shareholders of the Company do not approve the issuances of shares in the rights offering and under the Backstop and Investment Agreement on or before July 5, 2013, then Mr. Margolis may resign from his positions with the Company

Reasons for the Proposal

        Like many other retailers across the United States, the Company has been significantly affected by the severe economic downturn that began in 2008. Despite changes to its sourcing, merchandise assortments and pricing structure, and enhancements to the Company's online presence, the Company's business and its liquidity have suffered. As a result of its performance since 2008, the Company's cash and cash equivalents and marketable securities have declined from $50.1 million at December 29, 2007 to $13.4 million at September 29, 2012.

        As part of its efforts to maximize shareholder value, the Company and the Board have reviewed and considered various strategic alternatives, including a sale of the Company and senior-level hires. Through the Company's consideration of strategic alternatives, Jay Margolis was introduced to the Company. Pursuant to the Backstop and Investment Agreement, the Investors agreed to provide additional capital to the Company in order to provide the Company with the financial resources that it believes will enable it to return to profitability and growth under the leadership of Mr. Margolis.

        In entering into the Backstop and Investment Agreement and hiring Mr. Margolis, the Company considered, among other things, the current business condition of the Company and its prospects, the liquidity and capital resources of the Company and its expected capital requirements, the likelihood of being able to consummate the transactions contemplated by the Backstop and Investment Agreement, the likelihood of being able to enter into and consummate other alternative transactions and the expected terms thereof, the qualifications and background of Mr. Margolis, other potential senior-level hires and the existing senior-level personnel of the Company and the business experience and skills of the principals of both MFP Partners and Mill Road.

        Our Board engaged Financo, Inc. ("Financo") to act as our financial advisor to provide, among other things, advice with respect to the structure and terms of the Rights Offering. In determining the Subscription Price and the price of the shares to be offered to the Investors under the Backstop and Investment Agreement, our Board considered a number of factors, including the likely cost of capital from other sources, the likelihood and timing of securing such other capital, the importance of a sufficient capital base in order to induce Mr. Margolis to join the Company, the price at which our shareholders might be willing to participate in the Rights Offering, historical and current trading prices of the Common Stock and the desire to provide an opportunity for the Company's shareholders to participate in the Rights Offering. In conjunction with its review of these factors the Board also reviewed a range of discounts to market value represented by the subscription prices in various prior rights offerings of other public companies.

        Following review and consideration of the foregoing factors, the Board unanimously approved and adopted the Rights Offering and the transactions contemplated by the Backstop and Investment Agreement.

        If the Company is unable to complete the Rights Offering and the other transactions contemplated by the Backstop and Investment Agreement, such failure would materially and adversely affect the Company's business, financial results and prospects. However, we cannot assure you that the capital raised through the Rights Offering and the other transactions contemplated by the Backstop and Investment Agreement will be sufficient for the intended purposes.

Possible Effects on Holders of Common Stock

        At least 4,848,484 shares of Common Stock will be issued to shareholders in the Rights Offering and in connection with MFP Partners' and Mill Road's obligations to purchase the Pro Rata Shares and the Investors' obligations to purchase the Backstop Shares. If the Rights Offering is fully subscribed, MFP Partners' and Mill Road's purchase of the Pro Rata Shares will lead to the issuance of an additional 980,652 shares. In addition, up to 2,571,652 Additional Shares may be issued to Mr. Margolis and Mill Road in the aggregate. The number of Additional Shares that will be issued will depend on the number of shares sold in the Rights Offering. Given the number of shares that will be issued in connection with the Rights Offering and the other transactions contemplated by the Backstop and Investment Agreement, existing shareholders that do not fully exercise their subscription rights will experience substantial dilution through a significant reduction in voting power and in the future earnings per share of the Common Stock. Furthermore, the issuance of the Pro Rata Shares, Backstop Shares and the Additional Shares will result in dilution of existing shareholders, irrespective of whether the shareholders exercise their subscription rights. The sale or resale of shares issued in connection with the Rights Offering and the other transactions contemplated by the Backstop and Investment Agreement could also cause the market price of the Common Stock to decline.

        The following table presents, for each of the Investors and for all other shareholders as a group, the number of shares that will be purchased, and their respective percentage ownership of the Common Stock. The following table also presents the gross proceeds to the Company after the issuances contemplated by the Backstop and Investment Agreement, including the Rights Offering, the purchase of the Pro Rata Shares, the purchase of the Backstop Shares, if any, and the purchase of the Additional Shares, if any, assuming that either (i) no subscription rights are exercised in the Rights Offering or (ii) the Rights Offering is fully subscribed, in each case, assuming that MFP Partners and Mill Road exercise their basic subscription rights and do not acquire any other subscription rights or any other shares on the open market.

	No Subscription Rights are Exercised in the Rights Offering		The Rights Offering is Fully Subscribed
Shareholder	Number of Shares Purchased	Resulting Ownership Percentage	Number of Shares Purchased	Resulting Ownership Percentage
MFP Partners	2,121,212	24.3%	1,650,064	18.0%
Mill Road	2,121,212	14.3%	2,276,832	12.6%
Jay Margolis	606,060	3.4%	606,060	2.8%
Other Shareholders (Purchases Made upon Exercise of Rights)	0	58.0%	3,867,832	66.5%
Total Shares Issued	4,848,484		8,400,788
Total Gross Proceeds	$8,000,000		$13,861,300

        If any shares issued in the Rights Offering remain unsubscribed, the Investors are obligated to purchase the Backstop Shares as follows: (i) first, Mill Road must purchase all Backstop Shares until the aggregate purchase price paid by Mill Road for its Pro Rata Shares and Backstop Shares equals $3.5 million, (ii) then, Mr. Margolis must purchase any remaining Backstop Shares until the aggregate purchase price paid by Mr. Margolis for the Backstop Shares equals $1.0 million, and (iii) finally, MFP Partners must purchase any remaining Backstop Shares until the aggregate purchase price paid by MFP Partners for its Pro Rata Shares and Backstop Shares equals $3.5 million. If Mill Road and Mr. Margolis are unable to acquire an aggregate number of shares of Common Stock from their Pro Rata Shares and Backstop Shares having an aggregate purchase price of $3.5 million and $1.0 million, respectively, the Company will issue to them the Additional Shares at the Subscription Price such that the aggregate purchase price paid by Mill Road and Mr. Margolis for the Pro Rata Shares, Backstop Shares and Additional Shares will equal $3.5 million and $1.0 million, respectively.

        The foregoing table does not include any shares that MFP Partners or Mill Road may acquire upon the exercise of subscription rights in the Rights Offering that they acquire as holders of Common Stock or subscription rights that they may acquire in the open market. Neither MFP Partners nor Mill Road have any obligation to exercise or hold any subscription rights. The ownership percentages reported above may be increased if Mill Road and/or MFP exercise subscription rights in the Rights Offering. In addition, because the subscription rights are transferable, MFP Partners and Mill Road have the right to acquire subscription rights from other holders thereof in open market transactions and exercise such rights in the offering. Any shares acquired by Mill Road or MFP Partners pursuant to these subscription rights will not affect the number of Pro Rata Shares or Additional Shares either of them purchase pursuant to the Investment and Backstop Agreement. In the event MFP Partners and

Mill Road so acquire and exercise subscription rights, the ownership percentage of MFP Partners and Mill Road would increase above the percentages set forth in the table above.

Interests of Our Directors and Executive Officers

        To the extent they hold shares of Common Stock as of the Rights Offering Record Date, our directors and officers are also entitled to participate in the Rights Offering on the same terms and conditions applicable to all shareholders.

        Mr. Margolis, who was appointed our Chairman and Chief Executive Officer on February 5, 2013, is entitled and obligated to purchase from us (outside of the Rights Offering) 606,060 shares of our Common Stock at the Subscription Price, pursuant to the Backstop and Investment Agreement. Pursuant to the Employment Agreement, if the shareholders of the Company do not approve the issuances of shares in the Rights Offering and under the Backstop and Investment Agreement on or before July 5, 2013, then Mr. Margolis may resign from his positions with the Company

Vote Required

        Assuming the existence of a quorum, proposal 1 will be approved if the votes cast for approval of proposal 1 exceed the votes cast against proposal 1. Abstentions and broker non-votes will have no effect on the outcome of the vote on proposal 1.

Recommendation of the Board

        The Board recommends that the Company's shareholders vote "FOR" proposal 1. The Board has not made, nor will it make, any recommendation to shareholders regarding the exercise of subscription rights under the Rights Offering. You are urged to make your decision based on your own assessment of our business and the Rights Offering.

 Proposal 2

APPROVAL OF POTENTIAL ADJOURNMENT OF THE SPECIAL MEETING

        This proposal would give the proxy holders discretionary authority to vote to adjourn the Special Meeting if there are not sufficient affirmative votes present at the Special Meeting to approve proposal 1. Any adjournment of the Special Meeting may be made without notice, other than by announcement made at the Special Meeting. Approval of this proposal will allow the Company, to the extent that shares voted by proxy are required to approve a proposal to adjourn the Special Meeting, to solicit additional proxies to determine whether sufficient shares will be voted in favor of or against proposal 1. If the Company is unable to adjourn the Special Meeting to solicit additional proxies, proposal 1 may fail, not because shareholders voted against the proposal, but rather because there were shareholders who would support the proposal who were not represented at the Special Meeting. The Company has no reason to believe that an adjournment of the Special Meeting will be necessary at this time.

        Assuming the existence of a quorum, proposal 2 will be approved if the votes cast for approval of proposal 2 exceed the votes cast against proposal 2. Abstentions and broker non-votes will have no effect on the outcome of the vote on proposal 2.

Recommendation of the Board

        The Board recommends that the Company's shareholders vote "FOR" proposal 2.

PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY
CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table sets forth certain information as of February 15, 2013 concerning the beneficial ownership of the Common Stock by (i) each shareholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock, (ii) each director and person who has agreed to stand for election, (iii) the Company's named executive officers, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each shareholder listed below has sole voting and investment power with respect to his, her or its shares of Common Stock. Rule 13d-3 promulgated under the Securities Exchange Act of 1934 provides that a person who has or shares voting power or investment power with respect to any security or who has the right to acquire beneficial ownership of any security within 60 days of February 15, 2013, is a beneficial owner of such securities. As described in footnote 8 below the following table, the table below includes options to purchase shares of Common Stock pursuant to the Company's stock option and performance incentive plan that are vested or will vest within 60 days of February 15, 2013. The table below does not include any shares that the Investors or any other person listed on the table below may have the right to acquire in the Rights Offering or under the Backstop and Investment Agreement. See "Possible Effects on Holders of Common Stock" for additional information concerning the shares of Common Stock that may be acquired by MFP Partners, Mill Road and Mr. Margolis pursuant to the Backstop and Investment Agreement.

Name of Beneficial Owner	No. of Shares of Common Stock	Percent of Class
Michael F. Price and affiliates(1)(2)	2,203,749	17.0%
Andrew M. Saul and affiliates(3)	1,699,334	13.1%
Dimensional Fund Advisors L.P.(4)	1,072,226	8.3%
Ironwood Investment Management, LLC(5)	757,593	5.8%
Mill Road Capital, L.P.(2)(6)	415,680	3.2%
Jay Margolis(7)	0	0.0%
Thomas E. Reinckens(8)	589,828	4.4%
Margaret J. Feeney(8)	136,833	1.0%
Rabia Farhang(8)	155,000	1.2%
Gene G. Gage	37,800	*
Arthur S. Mintz	37,736	*
Morton J. Schrader	23,800	*
All Current Executive Officers and Directors as a Group (7 persons)	2,090,503	15.8%

*
Less than 1%

(1)
In a Schedule 13D filed with the SEC on February 5, 2013, MFP Investors LLC reported that it is the general partner of MFP Partners, Michael F. Price is the managing partner of MFP Partners and the managing member and controlling person of MFP Investors LLC. MFP Partners reported beneficial ownership of 2,203,749 shares of Common Stock and shared voting power and shared dispositive power over 2,203,749 shares. Pursuant to the Voting Agreement, Michael F. Price is entitled to be appointed to the Board of the Company prior to the Special Meeting of shareholders. The address for MFP Partners is c/o MFP Investors LLC, 667 Madison Avenue, 25th Floor, New York, NY 10065.

(2)
Due to the Backstop and Investment Agreement and the Voting Agreement, MFP Partners and Mill Road may each be deemed to share voting power, but not dispositive power, with respect to shares of Common Stock owned by each of MFP Partners and Mill Road. Each of MFP Partners and Mill Road disclaims "beneficial ownership", within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, of shares of Common Stock beneficially owned by the other.

(3)
In an amendment to Schedule 13D filed with the SEC on February 11, 2013, Andrew M. Saul and Saul Partners, LP reported beneficial ownership of 1,699,334 shares of Common Stock, of which Andrew M. Saul has sole voting power over 449,430 shares and Mr. Saul has shared voting and dispositive power with Saul Partners, LP over 1,249,904 shares. The address for each of Andrew M. Saul and Saul Partners, LP is c/o Saul Partners, LP, 9 West 57th Street, New York, NY 10019.

(4)
In an amendment to Schedule 13G filed with the SEC on February 11, 2013, Dimensional Fund Advisors L.P. reported beneficial ownership of 1,072,226 shares of Common Stock and sole voting power over 1,059,708 shares. The address for Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(5)
In a Schedule 13G filed with the SEC on February 13, 2013, Ironwood Investment Management, LLC reported beneficial ownership of 757,593 shares of Common Stock,

  and sole dispositive power over 757,593 shares. The address for Ironwood Investment Management, LLC is Ironwood Investment Management, LLC, 21 Custom House Street, Suite 240, Boston, MA 02110.

(6)
In a Schedule 13D filed with the SEC on February 15, 2013, Mill Road reported sole dispositive power over 415,680 shares of Common Stock and shared voting power with MFP Partners over 2,203,749 shares. The address for Mill Road is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830.

(7)
Mr. Margolis joined the Company as Chairman of the Board and Chief Executive Officer on February 5, 2013. In connection with his employment, Mr. Margolis was granted an option to purchase 1,000,000 shares of Common Stock. The option will vest in equal installments on the first, second and third anniversary of the grant date, subject to accelerated vesting upon a change of control or termination of his employment without cause. Mr. Margolis also has the obligation to acquire Backstop Shares and to acquire Additional Shares, as described in this Proxy Statement.

(8)
The shares listed include shares subject to stock options that are or will become exercisable within 60 days of February 15, 2013 as follows: Mr. Reinckens, 340,000 shares; Ms. Feeney, 63,300 shares; and Ms. Farhang, 20,000 shares. The shares listed also include shares of unvested restricted stock as follows: Mr. Reinckens, 143,333 shares; Ms. Feeney, 56,667 shares; and Ms. Farhang 110,556 shares. Mr. Reinckens ceased to be the Chief Executive Officer and Chairman of the Board as of February 5, 2013.

OTHER BUSINESS

        As of the date of this Proxy Statement, management knows of no business to be brought before the Special Meeting other than the proposals identified in the Notice of Special Meeting. If any other proposals properly come before the Special Meeting, it is the intention of the person exercising the authority conferred by the Proxies to vote the shares that they represent as the Board may recommend.

SHAREHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholders may present proper proposals, including nominations of persons for election to the Board of Directors, for inclusion in our proxy statement and for consideration at our 2013 annual meeting of shareholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must have been received by us by December 17, 2012, and must otherwise comply with Rule 14a-8. However, if the date of the 2013 annual meeting is changed by more than 30 days from the date of the 2012 annual meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials. While the Board will consider shareholder proposals, we reserve the right to omit from our proxy statement shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        Only one set of proxy materials is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to the Company at 1440 Broadway, New York, New York 10018, or call the Company at (212) 575-3200.

 WHERE YOU CAN GET MORE INFORMATION

        We file reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC's public reference room. Our SEC filings also are available on the SEC's website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those other documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate by reference the following filings:

  •
  Current Report on Form 8-K filed with the SEC on February 5, 2013.

  •
  Current Report on Form 8-K filed with the SEC on February 8, 2013.

        You may obtain a copy of the Current Reports that have been incorporated by reference into this Proxy Statement but not delivered with this Proxy Statement at no cost by writing to or telephoning us at the following address or telephone number:

Cache, Inc.
Attention: Corporate Secretary
1440 Broadway
New York, New York 10018
Telephone: (212) 575-3200

        Any statements contained in a document incorporated by reference into this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

FORWARD-LOOKING STATEMENTS

        Certain statements in this Proxy Statement constitute forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including without limitation, satisfaction of the conditions relating to the Rights Offering and other transactions contemplated by the Backstop and Investment Agreement on the terms described herein or at all, industry trends, merchandise and fashion trends, competition, seasonality and changes in general economic conditions and consumer spending patterns, reliance on foreign manufacturers, dependence on management, dependence on vendors and distributors, material weakness in our internal controls, as well as other risks outlined from time to time in the filings of the Company with the SEC.

        This Proxy Statement does not constitute an offer to sell or the solicitation to buy nor will there be any sale of any securities referred to in this Proxy Statement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON.

By Order of the Board of Directors,
Victor J. Coster Secretary

                        , 2013

CACHE, INC. SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Notice of Internet Availability of Proxy Materials Proxy materials relating to the Special Meeting of Shareholders are available at http://www.cstproxy.com/cache/sm2013 The undersigned shareholder of CACHE, INC., a Florida corporation (the “Company”), hereby appoints Jay Margolis and Margaret J. Feeney, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned at the Special Meeting of shareholders to be held at 10:00 a.m., local time, on , 2013, at the offices of Schulte Roth & Zabel, 919 Third Avenue, New York, New York 10022, and at any adjournments, postponements or continuations thereof, and in connection therewith to vote and represent all of the shares of common stock of the Company which the undersigned would be entitled to vote. Each of the above-named proxies at said meeting, either in person or by substitute, shall have and exercise all of the power said hereunder. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote “FOR” the proposals. 1. To approve the issuance, including for purposes of NASDAQ Listing Rule 5635, of up to 8,400,788 shares of the Company’s common stock at a purchase price of $1.65 per share in the Rights Offering and pursuant to the Backstop and Investment Agreement, including the shares to be issued in the Rights Offering and the Pro Rata Shares, the Backstop Shares and the Additional Shares, and the consummation of the transactions contemplated by such agreement. FOR AGAINST ABSTAIN REvOCABLE PROXY . FOLD AND DETACH HERE AND READ THE REvERSE SIDE . Please mark your votes like this X CONTINUED AND TO BE SIGNED ON REVERSE

LEFT BLANK INTENTIONALLY . FOLD AND DETACH HERE AND READ THE REvERSE SIDE . When signing as Attorney, Administrator, Trustee or Guardian, please give full title as such. If signer is a corporation, please sign with full corporation name by duly authorized officer or officers. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature of Shareholder Signature of Shareholder Date Note: Please sign as name appears. Joint owners should each sign. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS. To change the address on your account, please check the box at the left and indicate your new address in the address space provided below. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. To grant the proxy holders discretionary authority to vote to adjourn the Special Meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the Special Meeting to approve the proposals that may be considered and acted upon at the Special Meeting. FOR AGAINST ABSTAIN

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
Proposal 1
Proposal 2
APPROVAL OF POTENTIAL ADJOURNMENT OF THE SPECIAL MEETING
PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
OTHER BUSINESS
SHAREHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
WHERE YOU CAN GET MORE INFORMATION
FORWARD-LOOKING STATEMENTS